Supplement dated September 1, 2023
to the following statutory prospectus(es):
Nationwide Heritage Annuity dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2023, the Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares investment option is no longer available to receive transfers or new purchase payments.
PROS-0749